Supplement, dated February 28, 2008,
                     to the Prospectuses, dated May 1, 2007,
                                       for
                  Seligman Common Stock Fund, Inc. (the "Fund")


Capitalized terms without definitions have the same meaning as in the Fund's Prospectuses. These changes are effective March 3, 2008.

The following hereby supersedes and replaces the information under the section entitled "Portfolio Management":

The Fund is managed by Seligman's Core/Growth Investment Team, of which John B. Cunningham is co-head. Mr. Cunningham, a Managing Director and Chief Investment Officer of Seligman, is Vice President and Portfolio Manager of the Fund. He is also Vice President and Portfolio Manager of Seligman Income and Growth Fund, Inc. and Tri-Continental Corporation (a closed-end investment company), Vice President and Co-Portfolio Manager of Seligman TargetHorizon ETF Portfolios, Inc. and Vice President of Seligman Portfolios, Inc. ("SPI") and Portfolio Manager of its Seligman Common Stock Portfolio. Prior to joining Seligman in 2004, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management ("SBAM") and Group Head of SBAM's Equity Team.

Erik J. Voss, a Managing Director of Seligman and co-head of Seligman's Core/Growth Team, is Co-Portfolio Manager of the Fund. In addition to his responsibilities in respect of the Fund, Mr. Voss is Vice President and Portfolio Manager of Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc., Vice President of SPI and Portfolio Manager of its Seligman Capital Portfolio and Co-Portfolio Manager of Seligman Common Stock Portfolio, Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. and Tri-Continental Corporation, and portfolio manager of one other registered investment company. Prior to joining Seligman in 2006, Mr. Voss was a portfolio manager at Wells Capital Management Incorporated from January 2005 through March 2006, and prior thereto, Strong Capital Management, Inc. from October 2000 through January 2005.

Mr. Cunningham is the lead Portfolio Manager of the Fund and primarily responsible for the composition of the Fund's portfolio. Mr. Voss provides advice, analysis and recommendations to Mr. Cunningham and may also make investment decisions for the Fund.

The Fund's Statement of Additional Information provides additional information about the compensation of the individuals named above (the "Portfolio Managers"), other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of the securities of the Fund.

                      Supplement, dated February 28, 2008,
         to the Statement of Additional Information, dated May 1, 2007, for
                  Seligman Common Stock Fund, Inc. (the "Fund")


Capitalized terms without definitions have the same meaning as in the Fund's Statement of Additional Information. These changes are effective March 3, 2008.

The following is hereby added to the table under the section entitled "Portfolio Manager -- Other Accounts Managed by Portfolio Manager" (the table headings have been restated for your convenience):

-----------------------------------------------------------------------------------------------------------
                               Other Registered            Other Pooled
   Portfolio Manager         Investment Companies      Investment Vehicles           Other Accounts
-----------------------------------------------------------------------------------------------------------
 Erik J. Voss                7 Other Registered        0 Other Pooled             20 Other Accounts with
                             Investment Companies      Investment Vehicles as     approximately $245.8
                             with approximately $3.5   of December 31, 2007       million in total assets
                             billion in net assets                                under management as of
                             under management as of                               December 31, 2007.
                             December 31, 2007.
-----------------------------------------------------------------------------------------------------------

The following is hereby added to the section entitled "Portfolio Manager -- Compensation":

For the year ended December 31, 2007, as compensation for his responsibilities, Mr. Voss received (i) a fixed base salary; (ii) a fixed minimum bonus; and (iii) a bonus based on the investment performance of two other Seligman investment companies for which Mr. Voss serves as Portfolio Manager (the "Voss Funds") as compared to the funds constituting the Lipper averages that include the Voss Funds.

The following is hereby added to the section entitled "Portfolio Manager -- Securities Ownership":

As of December 31, 2007, Mr. Voss did not own any shares of the Fund.